FIRST EAGLE FUNDS

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Value Fund

First Eagle Gold Fund

First Eagle Global Income Builder Fund

First Eagle High Income Fund

First Eagle Fund of America

1345 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10105

(800) 334-2143

SUPPLEMENT DATED APRIL 30, 2021

TO PROSPECTUS DATED MARCH 1, 2021

Effective May 1, 2021, the following portfolio manager additions are implemented for each Fund as indicated below:

Fund	Current Portfolio Management	New Portfolio Management

First Eagle Global Fund	Matthew McLennan (Portfolio Manager) Kimball Brooker, Jr. (Portfolio Manager)	Matthew McLennan (Portfolio Manager) Kimball Brooker, Jr. (Portfolio Manager) Manish Gupta (Portfolio Manager) Julien Albertini (Portfolio Manager)
First Eagle Overseas Fund	Matthew McLennan (Portfolio Manager) Kimball Brooker, Jr. (Portfolio Manager)	Matthew McLennan (Portfolio Manager) Kimball Brooker, Jr. (Portfolio Manager) Christian Heck (Portfolio Manager) Al Barr (Portfolio Manager)
First Eagle U.S. Value Fund	Matthew McLennan (Portfolio Manager) Kimball Brooker, Jr. (Portfolio Manager)	Matthew McLennan (Portfolio Manager) Kimball Brooker, Jr. (Portfolio Manager)

	Matthew Lamphier (Portfolio Manager)	Matthew Lamphier (Portfolio Manager) Mark Wright (Portfolio Manager)
First Eagle Global Income Builder Fund	Kimball Brooker, Jr. (Portfolio Manager) Edward Meigs (Portfolio Manager) Sean Slein (Portfolio Manager) Julien Albertini (Portfolio Manager)	Kimball Brooker, Jr. (Portfolio Manager) Edward Meigs (Portfolio Manager) Sean Slein (Portfolio Manager) Julien Albertini (Portfolio Manager) Idanna Appio (Portfolio Manager)

There are no changes with respect to the First Eagle Gold Fund, First Eagle High Income Fund and First Eagle Fund of America.

Accordingly, the following updates are made to the section entitled “Fund Management—The Adviser” beginning on page 104 of the Prospectus:

Each of Mr. Albertini, Ms. Appio, Mr. Barr, Mr. Gupta, Mr. Heck and Mr. Wright, and their respective commencement dates, are added as portfolio managers of the applicable Funds.

The following paragraphs are included beginning on page 106 of the Prospectus:

Al Barr manages Global Fund with Messrs. McLennan, Brooker and Heck. He joined the Adviser as a research analyst in March 2001. Prior to that, he spent four years as an equity research analyst at PNC Bank and, before then, seven years as an equity research analyst at Rittenhouse Financial Services.

Mark Wright manages U.S. Value Fund with Messrs. McLennan, Brooker and Lamphier. He joined the Adviser in July 2007. Prior to that, Mr. Wright was a Senior Analyst for Investment Banking at Dresner Capital Resources and, subsequently, spent 11 years at Morningstar as a Senior Analyst, Finance Consultant and Director of Tools & Portfolio Content.

Idanna Appio manages Global Income Builder Fund with Messrs. Brooker, Meigs, Slein and Albertini. She joined the Adviser in September 2015. Prior to that, Ms. Appio was the deputy head of the Global Economic Analysis department at the Federal Reserve Bank of New York. Prior to the NY Fed, she was a sovereign analyst at Brown Brothers Harriman.

In addition, Kimball Brooker, Jr. joins Matthew McLennan as a Co-Head of the First Eagle Global Value Team. Accordingly, Kimball Brooker, Jr. and Matthew McLennan are each referred to as Co-Head of the First Eagle Global Value Team.

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The information in this Supplement modifies the First Eagle Funds’ Prospectus dated March 1, 2021. Except as noted above, no other provisions of the Prospectus are modified by this Supplement.